TERM LOAN
                                 PROMISSORY NOTE
$595,000.00                                                Princeton, New Jersey
                                                                    June 1, 1998

     FOR VALUE RECEIVED, the undersigned WINDSWEPT ENVIRONMENTAL GROUP, INC., TRADE-WINDS ENVIRONMENTAL RESTORATION, INC., NORTH ATLANTIC LABORATORIES, INC. and NEW YORK TESTING LABORATORIES, INC. (individually and collectively "Borrower") jointly and severally promise to pay to the order of BUSINESS ALLIANCE CAPITAL CORPORATION (herein called "BACC") at 300 Alexander Park, Princeton, New Jersey 08543 or such other address as BACC may notify Borrower, the sum of Five Hundred Ninety-Five Thousand and 00/100 ($595,000.00) Dollars, together with interest as hereinafter provided. This note evidences a term loan by BACC to Borrower under Paragraph 2.2 of the Loan and Security Agreement dated June 1, 1998 between BACC and Borrower (said Agreement to amended or modified from time to time the "Loan Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Loan Agreement. The Loan Agreement is incorporated herein as though fully set forth and Borrower acknowledges its reading and execution. The principal amount due hereunder shall be paid to BACC in twenty-three (23) equal consecutive monthly installments of Nine Thousand Nine Hundred Sixteen and 67/100 ($9,916.67) Dollars each commencing on the first
(1st) day of July 1998 and continuing on the same day of each month thereafter through and including May 1, 2000 and followed by a final installment on June 1, 2000 on which date the entire unpaid principal balance hereof and all accrued and unpaid interest shall be due and payable. Notwithstanding the foregoing the entire unpaid principal balance hereof and all accrued and unpaid interest shall be due and payable on the Termination Date or as otherwise set forth in the Loan Agreement.

     On the first day of each month hereafter, Borrower shall pay BACC accrued interest, computed on the basis of a 360 day year, for the actual number of days elapsed, on the daily unpaid balance of the Advances, at the rate of three (3%) percent per annum above the Prime Rate, in effect from time to time. If there is a change in the Prime Rate, the rate of interest on the Advances shall be changed accordingly as of the date of the change in the Prime Rate, without notice to Borrower.

     To secure the payment of this Note and the Obligations, the Borrower has granted to BACC a security interest in and lien on the Collateral.

     In addition to all remedies provided by law upon default on payment of this Note, or upon an Event of Default, BACC may, at its option:

     (1)  Declare this Note and the Obligations immediately due and payable;

     (2) Collect interest on this Note at the default rate set forth in the Loan Agreement from the date of such default, and if this Note is referred to an attorney for collection, collect reasonable attorneys' fees; and

     (3)  Exercise any and all remedies provided for in the Loan Agreement.

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     THE BORROWER WAIVES PRESENTMENT FOR PAYMENT,  PROTEST AND NOTICE OF PROTEST
FOR NON-PAYMENT OF THIS NOTE AND TRIAL BY JURY IN ANY ACTION UNDER OR RELATING TO THIS NOTE AND THE ADVANCES EVIDENCED HEREBY.


                                             WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                             By: /s/ Michael O'Reilly
                                                --------------------------------
                                                Name: Michael O'Reilly
                                                Title: President

                                             TRADE-WIND ENVIRONMENTAL
                                             RESTORATION, INC.


                                             By: /s/ Michael O'Reilly
                                                --------------------------------
                                                Name: Michael O'Reilly
                                                Title: President

                                             NORTH ATLANTIC LABORATORIES, INC.


                                             By: /s/ Michael O'Reilly
                                                --------------------------------
                                                Name: Michael O'Reilly
                                                Title: Vice President

                                             NEW YORK TESTING LABORATORIES, INC.


                                             By: /s/ Michael O'Reilly
                                                --------------------------------
                                                Name: Michael O'Reilly
                                                Title: Vice President







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